UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 23, 2010

TIGER OIL AND ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53241	20-5936198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7230 Indian Creek Ln., Ste. 201 Las Vegas, NV 89149
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety the Form 8-K filed by Tiger Oil and Energy, Inc. (the “Company”) on September 15, 2010 announcing the Company’s name change.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 23, 2010, the Company amended its Articles of Incorporation to change its name from “UTEC, Inc.” to “Tiger Oil and Energy, Inc.” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1(a) and incorporated herein by reference.

Section 8 - Other Events

Item 8.01.                      Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, FINRA has assigned the Company a new stock symbol, “TGRO.”  This new symbol took effect at the open of business on September 23, 2010.

Section 9 - Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1(a)                       Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2010	TIGER OIL AND ENERGY, INC.

	By:	/s/ Kenneth B. Liebscher
Kenneth B. Liebscher
President and Chief Executive Officer

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